BANKWELL FINANCIAL GROUP REPORTS RECORD FOURTH QUARTER AND ANNUAL NET INCOME OF $3.3 MILLION OR $0.43 PER SHARE AND $12.4 MILLION OR $1.62 PER SHARE, RESPECTIVELY AND DECLARES FIRST QUARTER DIVIDEND
New Canaan, CT – January 25, 2017 – Bankwell Financial Group, Inc. (NASDAQ: BWFG) reported GAAP net income of $3.3 million or $0.43 per share for the fourth quarter of 2016, versus $2.6 million or $0.35 per share for the same period in 2015 and GAAP net income of $12.4 million or $1.62 per share for the year ended 2016, versus $9.0 million or $1.21 per share for the year ended 2015.
The Company's Board of Directors declared a $0.07 per share cash dividend, payable February 27, 2017 to shareholders of record on February 17, 2017.
Fourth Quarter and 2016 Highlights:

•	Fourth quarter total revenue (net interest income plus non-interest income) reached $13.7 million versus $12.1 million in the same period last year, a 13% increase.
•	Total revenue for the year ended December 31, 2016 reached $51.8 million versus $46.3 million in 2015, an increase of 12%.
•	Fourth quarter diluted earnings per share were $0.43, an increase of 23% compared to the fourth quarter of 2015.
•	Diluted earnings per share were $1.62 for the year ended December 31, 2016; an increase of 34% compared to the year ended 2015.
•	Tax equivalent net interest margin was 3.55% for the fourth quarter of 2016 and 3.54% for the year ended 2016.
•	Return on average assets reached 0.85% for the year ended December 31, 2016 compared to 0.75% for the year ended December 31, 2015.
•	Return on average tangible common equity reached 9.44% in the fourth quarter of 2016 and was 9.15% for the year ended December 31, 2016 compared to 6.83% for the year ended December 31, 2015.
•	The efficiency ratio reached 55.6% for the fourth quarter of 2016 and was 56.5% for the full year 2016, compared to 62.3% for the year ended 2015.
•	The tangible book value per common share at the end of 2016 was $18.98, a 9% increase over year-end 2015.
•	Total gross loans approached $1.4 billion and grew at an annualized rate of 12% during the fourth quarter of 2016 and grew by 19% for the full year ended 2016.
•	Total assets exceeded $1.6 billion and grew at an annualized rate of 16% during the fourth quarter and 22% for the full year ended 2016.
•	The allowance for loan losses was $18.0 million and represents 1.32% of total loans.
•	Nonperforming assets dropped to 0.20% of total assets as of December 31, 2016 compared to 0.38% as of December 31, 2015.
•	Investment securities totaled $104.6 million and represent 6% of total assets.
•	Total deposits reached $1.3 billion, increasing by $242 million or 23% compared to the year ended 2015.

Notes Bankwell Financial Group President and CEO, Christopher R. Gruseke:
"I am proud to announce 2016's results as Bankwell continues to improve its financial performance on behalf of its shareholders."

"We organically originated well over $400 million in loans again this year while maintaining top tier asset quality.  Further, we've made key executive hires which have positioned us well for the next phase of our successful growth."
"Looking to 2017, we will be making strategic investments in our deposit franchise. We expect these investments in people and product to bear fruit by the second half of 2017 and beyond. Nonetheless, we are committed to delivering only a modest increase in operating expenses for the full year and, barring exogenous events in the capital markets, our goal is to achieve double digit returns on equity for our shareholders in 2017."
Earnings
Net income for the quarter ended December 31, 2016 was $3.3 million, an increase of 27% compared to the quarter ended December 31, 2015. Net income for the year ended December 31, 2016 was $12.4 million, an increase of 37% compared to the year ended December 31, 2015. Revenues (net interest income plus non-interest income) for the quarter ended December 31, 2016 were $13.7 million, an increase of 13% compared to the quarter ended December 31, 2015. Revenues for the year ended December 31, 2016 were $51.8 million, an increase of 12% compared to the year ended December 31, 2015. Net interest income for the quarter ended December 31, 2016 was $13.3 million, an increase of 18% compared to the quarter ended December 31, 2015. Net interest income for the year ended December 31, 2016 was $49.1 million, an increase of 15% compared to the year ended December 31, 2015. Our strong net income, revenues and net interest income growth were fueled by continued earning asset growth.
Basic and diluted earnings per share for the quarter ended December 31, 2016 were $0.44 and $0.43, respectively, compared to $0.35 basic and diluted for the quarter ended December 31, 2015. Basic and diluted earnings per share for the year ended December 31, 2016 were $1.64 and $1.62, respectively, compared to $1.23 and $1.21, respectively, for the year ended December 31, 2015.
The Company continues to be disciplined in its spending decisions as indicated by our improving efficiency ratio. The Company's efficiency ratios for the quarters ended December 31, 2016 and December 31, 2015 were 55.6% and 62.4%, respectively. The Company's efficiency ratios for the year ended December 31, 2016 and December 31, 2015 were 56.5% and 62.3%, respectively.
Noninterest Income and Expense
Noninterest income decreased $439 thousand or 52% to $0.4 million for the three months ended December 31, 2016 compared to the three months ended December 31, 2015 and decreased $808 thousand or 23% to $2.7 million for the year ended December 31, 2016 compared to the year ended December 31, 2015. The decrease in noninterest income was primarily driven by a reduction in the gains and fees from the sales of loans for the three and twelve months ended December 31, 2016 when compared to the prior periods and a loss on the sale of a Commonwealth of Puerto Rico senior lien sales tax financing corporate bond.
Noninterest expense increased $87 thousand or 1% for the three months ended December 31, 2016 compared to the three months ended December 31, 2015. The increase was primarily driven by an increase in salaries and employee benefits and occupancy and equipment. Salaries and employee benefits increased $171 thousand or 4% for the three months ended December 31, 2016 compared to the three months ended December 31, 2015 as a result of an increase in full time equivalent employees. Occupancy and equipment expense increased $264 thousand or 20% for the three months ended December 31, 2016 compared to the three months ended December 31, 2015 as a result of an increase in IT related expenses to support growth initiatives and deposit operations. These increases were mostly offset with small decreases across various other expense categories.

Noninterest expense increased $373 thousand or 13% for the year ended December 31, 2016 compared to the year ended December 31, 2015. The increase was primarily driven by an increase in occupancy and equipment and professional services. Occupancy and equipment expense increased $470 thousand or 9% for the year ended December 31, 2016 compared to the year ended December 31, 2015 as a result of an increase in IT related expenses to support growth initiatives and rent expense related to the opening of the Norwalk Branch in March of 2015. Professional services increased $207 thousand or 14% for the year ended December 31, 2016 compared to the year ended December 31, 2015 as a result of an increase in fees paid in relation to strategic initiatives.
Financial Condition
Assets totaled $1.6 billion at December 31, 2016, an increase of 22% compared to assets of $1.3 billion at December 31, 2015. This increase reflects strong organic loan growth. Total gross loans were $1.4 billion at December 31, 2016, an increase of 19% compared to December 31, 2015, driven by growth in commercial real estate loans of $147.8 million. Deposits increased to $1.3 billion, an increase of 23% over December 31, 2015.
Asset Quality
Asset quality remained exceptionally strong at December 31, 2016.  Non-performing assets as a percentage of total assets was 0.20% at December 31, 2016, down from 0.38% at December 31, 2015.  The allowance for loan losses at December 31, 2016 was $18.0 million, representing 1.32% of total loans.
Capital
Shareholders' equity totaled $145.9 million as of December 31, 2016, an increase of $14.1 million compared to December 31, 2015, primarily a result of net income for the year ended December 31, 2016 of $12.4 million and increases in capital due to stock-based compensation and the exercise of stock options and warrants, offset by cash dividends declared. As of December 31, 2016, the tangible common equity ratio and tangible book value per share were 8.78% and $18.98, respectively.
About Bankwell Financial Group
Bankwell is a commercial bank that serves the banking and lending needs of residents and businesses throughout Fairfield and New Haven Counties, CT.  For more information about this press release, interested parties may contact Christopher R. Gruseke, President and Chief Executive Officer or Penko Ivanov, Executive Vice President and Chief Financial Officer of Bankwell Financial Group at (203) 652-0166.
For more information, visit www.mybankwell.com.
This press release may contain certain forward-looking statements about the Company. Forward-looking statements include statements regarding anticipated future events and can be identified by the fact that they do not relate strictly to historical or current facts. They often include words such as "believe," "expect," "anticipate," "estimate," and "intend" or future or conditional verbs such as "will," "would," "should," "could," or "may." Forward-looking statements, by their nature, are subject to risks and uncertainties. Certain factors that could cause actual results to differ materially from expected results include increased competitive pressures, changes in the interest rate environment, general economic conditions or conditions within the securities markets, and legislative and regulatory changes that could adversely affect the business in which the Company and its subsidiaries are engaged.

Non-GAAP Financial Measures

In addition to evaluating the Company's financial performance in accordance with U.S. generally accepted accounting principles ("GAAP"), management may evaluate certain non-GAAP financial measures, such as the efficiency ratio. A computation and reconciliation of certain non-GAAP financial measures used for these purposes is contained in the accompanying Reconciliation of GAAP to Non-GAAP Measures table. We believe that providing certain non-GAAP financial measures provides investors with information useful in understanding our financial performance, our performance trends and financial position. For example, the Company believes that the efficiency ratio is useful in the assessment of financial performance, including non-interest expense control. The Company believes that tangible common equity and tangible book value per share is useful to evaluate the relative strength of the Company's capital position. We utilize these measures for internal planning and forecasting purposes. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures and results, and we strongly encourage investors to review our consolidated financial statements in their entirety and not to rely on any single financial measure.

BANKWELL FINANCIAL GROUP, INC.
CONSOLIDATED BALANCE SHEETS (unaudited)
(Dollars in thousands, except share data)

	December 31,	September 30,	June 30,	March 31,	December 31,
	2016	2016	2016	2016	2015
Assets
Cash and due from banks	$96,026	$94,731	$92,745	$69,512	$49,562
Federal funds sold	329	1,357	1,932	3,194	39,035
Cash and cash equivalents	96,355	96,088	94,677	72,706	88,597

Held to maturity investment securities, at amortized cost	16,859	16,909	16,959	17,010	10,226
Available for sale investment securities, at fair value	87,751	82,752	83,837	91,528	40,581
Loans held for sale	254	400	-	-	-
Loans receivable (net of allowance for loan losses of $17,982, $17,250,
$16,100, $14,810 and $14,169 at December 31, 2016, September 30, 2016,
June 30, 2016, March 31, 2016 and December 31, 2015, respectively)	1,343,895	1,305,065	1,256,949	1,177,905	1,129,748
Foreclosed real estate	272	272	492	878	1,248
Accrued interest receivable	4,958	4,499	4,708	4,370	4,071
Federal Home Loan Bank stock, at cost	7,943	7,943	7,393	7,158	6,554
Premises and equipment, net	17,835	10,314	10,659	10,830	11,163
Bank-owned life insurance	33,448	24,277	24,103	23,929	23,755
Goodwill	2,589	2,589	2,589	2,589	2,589
Other intangible assets	501	532	572	612	652
Deferred income taxes, net	9,085	9,874	9,487	8,814	8,337
Other assets	7,174	4,072	3,695	1,881	2,851
Total assets	$1,628,919	$1,565,586	$1,516,120	$1,420,210	$1,330,372

Liabilities & Shareholders' Equity
Liabilities
Deposits
Noninterest-bearing	$187,593	$176,405	$178,917	$165,968	$164,553
Interest-bearing	1,101,444	1,040,537	1,001,674	927,766	882,389
Total deposits	1,289,037	1,216,942	1,180,591	1,093,734	1,046,942

Advances from the Federal Home Loan Bank	160,000	175,000	165,000	160,000	120,000
Subordinated debentures	25,051	25,038	25,025	25,012	25,000
Accrued expenses and other liabilities	8,936	8,034	8,382	6,856	6,661
Total liabilities	1,483,024	1,425,014	1,378,998	1,285,602	1,198,603

Shareholders' equity
Common stock, no par value; 10,000,000 shares authorized, 7,620,663, 7,562,508,
7,544,458, 7,530,791 and 7,516,291 shares issued at December 31, 2016,
September 30, 2016, June 30, 2016, March 31, 2016 and December 31, 2015, respectively	115,353	113,650	113,309	113,052	112,579
Retained earnings	29,652	26,859	24,097	21,578	18,963
Accumulated other comprehensive income (loss)	890	63	(284)	(22)	227
Total shareholders' equity	145,895	140,572	137,122	134,608	131,769

Total liabilities and shareholders' equity	$1,628,919	$1,565,586	$1,516,120	$1,420,210	$1,330,372

BANKWELL FINANCIAL GROUP, INC.
CONSOLIDATED STATEMENTS OF INCOME (unaudited)
(Dollars in thousands, except per share data)

	For the Quarter Ended					For the Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2016	2016	2016	2016	2015	2016	2015
Interest and dividend income
Interest and fees on loans	$ 15,910	$ 14,914	$ 13,970	$ 13,283	$ 13,382	$ 58,077	$ 48,692
Interest and dividends on securities	657	688	711	684	490	2,740	1,964
Interest on cash and cash equivalents	75	31	30	37	36	173	98
Total interest income	16,642	15,633	14,711	14,004	13,908	60,990	50,754

Interest expense
Interest expense on deposits	2,438	2,160	1,962	1,740	1,776	8,300	5,681
Interest on borrowings	916	946	870	866	896	3,598	2,285
Total interest expense	3,354	3,106	2,832	2,606	2,672	11,898	7,966

Net interest income	13,288	12,527	11,879	11,398	11,236	49,092	42,788

Provision for loan losses	748	1,219	1,301	646	354	3,914	3,230

Net interest income after provision for loan losses	12,540	11,308	10,578	10,752	10,882	45,178	39,558

Noninterest income
Service charges and fees	242	241	235	245	258	963	933
Bank owned life insurance	171	174	174	174	178	693	727
Gains and fees from sales of loans	79	163	114	110	228	466	1,113
Gain on sale of foreclosed real estate, net	-	-	128	-	-	128	-
Net (loss) gain on sale of available for sale securities	(207)	-	92	-	-	(115)	-
Other	116	172	110	143	176	541	711
Total noninterest income	401	750	853	672	840	2,676	3,484

Noninterest expense
Salaries and employee benefits	4,419	3,909	3,817	3,811	4,248	15,956	16,065
Occupancy and equipment	1,576	1,435	1,392	1,408	1,312	5,811	5,341
Data processing	402	417	377	407	366	1,603	1,523
Professional services	397	521	370	366	414	1,654	1,447
Marketing	304	242	263	139	278	948	985
FDIC insurance	146	177	168	169	185	660	672
Director fees	135	128	140	155	198	558	622
Amortization of intangibles	32	39	40	40	43	151	196
Foreclosed real estate	8	47	30	72	95	157	168
Merger and acquisition related expenses	-	-	-	-	2	-	2
Other	349	566	618	513	540	2,046	2,150
Total noninterest expense	7,768	7,481	7,215	7,080	7,681	29,544	29,171

Income before income tax expense	5,173	4,577	4,216	4,344	4,041	18,310	13,871

Income tax expense	1,850	1,437	1,320	1,353	1,423	5,960	4,841

Net income	$ 3,323	$ 3,140	$ 2,896	$ 2,991	$ 2,618	$ 12,350	$ 9,030

Net income attributable to common shareholders	$ 3,323	$ 3,140	$ 2,896	$ 2,991	$ 2,575	$ 12,350	$ 8,905

Earnings Per Common Share:
Basic	$ 0.44	$ 0.42	$ 0.38	$ 0.40	$ 0.35	$ 1.64	$ 1.23
Diluted	0.43	0.41	0.38	0.40	0.35	1.62	1.21

Weighted Average Common Shares Outstanding:
Basic	7,418,820	7,397,067	7,387,712	7,380,217	7,169,570	7,396,019	7,071,550
Diluted	7,560,319	7,488,752	7,467,954	7,431,747	7,234,431	7,491,052	7,140,558
Dividends per common share	$ 0.07	$ 0.05	$ 0.05	$ 0.05	$ 0.05	$ 0.22	$ 0.05

BANKWELL FINANCIAL GROUP, INC.
CONSOLIDATED FINANCIAL HIGHLIGHTS (unaudited)
(Dollars in thousands, except per share data)

	For the Quarter Ended					For the Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2016	2016	2016	2016	2015	2016	2015
Performance ratios:
Return on average assets	0.84%	0.85%	0.82%	0.89%	0.78%	0.85%	0.75%
Return on average stockholders' equity	9.23%	8.96%	8.54%	9.01%	7.68%	8.94%	6.76%
Return on average tangible common equity	9.44%	9.16%	8.74%	9.23%	7.74%	9.15%	6.83%
Net interest margin	3.55%	3.57%	3.50%	3.54%	3.63%	3.54%	3.77%
Efficiency ratio (1)	55.6%	55.7%	57.1%	57.7%	62.4%	56.5%	62.3%

Net loan charge-offs as a % of average loans	0.00%	0.01%	0.00%	0.00%	0.01%	0.01%	0.01%

	As of
	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
Capital ratios:
Total Common Equity Tier 1 Capital to Risk-Weighted Assets (2)	11.59%	11.64%	11.76%	12.24%	12.18%
Total Capital to Risk-Weighted Assets (2)	12.85%	12.89%	13.01%	13.48%	13.39%
Tier I Capital to Risk-Weighted Assets (2)	11.59%	11.64%	11.76%	12.24%	12.18%
Tier I Capital to Average Assets (2)	10.10%	10.45%	10.59%	10.85%	10.84%
Tangible common equity to tangible assets	8.78%	8.80%	8.85%	9.27%	9.68%

Tangible book value per common share (3)	$ 18.98	$ 18.57	$ 18.12	$ 17.78	$ 17.43

Asset quality:
Nonaccrual loans	$ 2,937	$ 3,644	$ 3,609	$ 3,398	$ 3,791
Other real estate owned	272	272	492	878	1,248
Total non-performing assets	$ 3,209	$ 3,916	$ 4,101	$ 4,276	$ 5,039

Loans past due 90 days and still accruing	$ -	$ -	$ 105	$ 89	$ 1,105

Nonperforming loans as a % of total loans	0.22%	0.27%	0.28%	0.28%	0.33%

Nonperforming assets as a % of total assets	0.20%	0.25%	0.27%	0.30%	0.38%

Allowance for loan losses as a % of total loans	1.32%	1.30%	1.26%	1.24%	1.23%

Allowance for loan losses as a % of nonperforming loans	612.26%	473.38%	446.11%	435.84%	373.76%

(1)
Efficiency ratio is defined as noninterest expense, less merger and acquisition related expenses, other real estate owned expenses and amortization of intangible assets, divided by our operating revenue, which is equal to net interest income plus non-interest income excluding gains and losses on sales of securities and gains and losses on other real estate owned. In our judgment, the adjustments made to operating revenue allow investors and analysts to better assess our operating expenses in relation to our core operating revenue by removing the volatility that is associated with certain one-time items and other discrete items that are unrelated to our core business.

(2)	Represents Bank ratios.
(3)
Excludes unvested restricted stock awards of 96,594 160,708, 152,090, 138,423 and 143,323 as of December 31, 2016, September 30, 2016, June 30, 2016, March 31, 2016 and December 31, 2015, respectively.

BANKWELL FINANCIAL GROUP, INC.
LOAN & DEPOSIT PORTFOLIO (unaudited)
(Dollars in thousands)

	December 31,	September 30,	December 31,	QTD	YTD
Period End Loan Composition	2016	2016	2015	% Change	% Change
Residential Real Estate	$ 181,310	$ 178,996	$ 177,184	1.3%	2.3%
Commercial Real Estate	845,322	817,006	697,542	3.5%	21.2%
Construction	107,441	104,915	82,273	2.4%	30.6%
Home equity	14,419	15,050	15,926	-4.2%	-9.5%
Total Real Estate Loans	1,148,492	1,115,967	972,925	2.9%	18.0%

Commercial Business	215,914	208,600	172,853	3.5%	24.9%

Consumer	1,533	1,660	1,735	-7.7%	-11.6%
Total Loans	$ 1,365,939	$ 1,326,227	$ 1,147,513	3.0%	19.0%

	December 31,	September 30,	December 31,	QTD	YTD
Period End Deposit Composition	2016	2016	2015	% Change	% Change
Noninterest-bearing demand	$ 187,593	$ 176,405	$ 164,553	6.3%	14.0%
NOW	53,851	55,679	51,008	-3.3%	5.6%
Money Market	349,131	326,805	296,838	6.8%	17.6%
Savings	96,601	63,501	97,846	52.1%	-1.3%
Time	601,861	594,552	436,697	1.2%	37.8%
Total Deposits	$ 1,289,037	$ 1,216,942	$ 1,046,942	5.9%	23.1%

BANKWELL FINANCIAL GROUP, INC.
NONINTEREST INCOME & EXPENSE - QTD (unaudited)
(Dollars in thousands)

	For the Quarter Ended
Noninterest income	December 31,	December 31,
	2016	2015	% Change
Service charges and fees	$ 242	$ 258	-6.2%
Bank owned life insurance	171	178	-3.9%
Gains and fees from sales of loans	79	228	-65.4%
Net loss on sale of available for sale securities	(207)	-	100.0%
Other	116	176	-34.1%
Total noninterest income	$ 401	$ 840	-52.3%

	For the Quarter Ended
Noninterest expense	December 31,	December 31,
	2016	2015	% Change
Salaries and employee benefits	$ 4,419	$ 4,248	4.0%
Occupancy and equipment	1,576	1,312	20.1%
Data processing	402	366	9.8%
Professional services	397	414	-4.1%
Marketing	304	278	9.4%
FDIC insurance	146	185	-21.1%
Director fees	135	198	-31.8%
Amortization of intangibles	32	43	-25.6%
Foreclosed real estate	8	95	-91.6%
Merger and acquisition related expenses	-	2	-100.0%
Other	349	540	-35.4%
Total noninterest expense	$ 7,768	$ 7,681	1.1%

BANKWELL FINANCIAL GROUP, INC.
NONINTEREST INCOME & EXPENSE - YTD (unaudited)
(Dollars in thousands)

	For the Year Ended
Noninterest income	December 31,	December 31,
	2016	2015	% Change
Service charges and fees	$ 963	$ 933	3.2%
Bank owned life insurance	693	727	-4.7%
Gains and fees from sales of loans	466	1,113	-58.1%
Gain on sale of foreclosed real estate, net	128	-	100.0%
Net loss on sale of available for sale securities	(115)	-	100.0%
Other	541	711	-23.9%
Total noninterest income	$ 2,676	$ 3,484	-23.2%

	For the Year Ended
Noninterest expense	December 31,	December 31,
	2016	2015	% Change
Salaries and employee benefits	$ 15,956	$ 16,065	-0.7%
Occupancy and equipment	5,811	5,341	8.8%
Professional services	1,654	1,447	14.3%
Data processing	1,603	1,523	5.3%
Marketing	948	985	-3.8%
FDIC insurance	660	672	-1.8%
Director fees	558	622	-10.3%
Foreclosed real estate	157	168	-6.5%
Amortization of intangibles	151	196	-23.0%
Merger and acquisition related expenses	-	2	-100.0%
Other	2,046	2,150	-4.8%
Total noninterest expense	$ 29,544	$ 29,171	1.3%

BANKWELL FINANCIAL GROUP, INC.
RECONCILIATION OF GAAP TO NON-GAAP MEASURES (unaudited)
(Dollars in thousands, except share data)

	As of
Computation of Tangible Common Equity to Tangible Assets	12/31/2016	9/30/2016	06/30/2016	03/31/2016	12/31/2015
Total Equity	$ 145,895	$ 140,572	$ 137,122	$ 134,608	$ 131,769
Less:
Goodwill	2,589	2,589	2,589	2,589	2,589
Other intangibles	501	532	572	612	652
Tangible Common Equity	$ 142,805	$ 137,451	$ 133,961	$ 131,407	$ 128,528

Total Assets	$ 1,628,919	$ 1,565,586	$ 1,516,120	$ 1,420,210	$ 1,330,372
Less:
Goodwill	2,589	2,589	2,589	2,589	2,589
Other intangibles	501	532	572	612	652
Tangible Assets	$ 1,625,829	$ 1,562,465	$ 1,512,959	$ 1,417,009	$ 1,327,131

Tangible Common Equity to Tangible Assets	8.78%	8.80%	8.85%	9.27%	9.68%

	As of
Computation of Tangible Book Value per Common Share	12/31/2016	9/30/2016	06/30/2016	03/31/2016	12/31/2015
Total shareholders' equity	$ 145,895	$ 140,572	$ 137,122	$ 134,608	$ 131,769
Less:
Preferred stock	-	-	-	-	-
Common shareholders' equity	145,895	140,572	137,122	134,608	131,769
Less:
Goodwill	2,589	2,589	2,589	2,589	2,589
Other intangibles	501	532	572	612	652
Tangible common shareholders' equity	142,805	137,451	133,961	131,407	128,528
Common shares issued	7,620,663	7,562,508	7,544,458	7,530,791	7,516,291
Less:
Shares of unvested restricted stock	96,594	160,708	152,090	138,423	143,323
Common shares outstanding	7,524,069	7,401,800	7,392,368	7,392,368	7,372,968
Book value per share	$ 19.39	$ 18.99	$ 18.55	$ 18.21	$ 17.87
Less:
Effects of intangible assets	$ 0.41	$ 0.42	$ 0.43	$ 0.43	$ 0.44

Tangible Book Value per Common Share	$ 18.98	$ 18.57	$ 18.12	$ 17.78	$ 17.43

BANKWELL FINANCIAL GROUP, INC.
RECONCILIATION OF GAAP TO NON-GAAP MEASURES (unaudited) - Continued
(Dollars in thousands, except share data)

	For the Quarter Ended					For the Year Ended
Computation of Efficiency Ratio	12/31/2016	09/30/2016	06/30/2016	03/31/2016	12/31/2015	12/31/2016	12/31/2015
Noninterest expense	$ 7,768	$ 7,481	$ 7,215	$ 7,080	$ 7,681	$ 29,544	$ 29,171
Less:
Amortization of intangible assets	32	39	40	40	43	151	196
Foreclosed real estate expenses	8	47	30	72	95	157	168
Merger and acquisition expense	-	-	-	-	2	-	2
Adjusted noninterest expense	$ 7,728	$ 7,395	$ 7,145	$ 6,968	$ 7,541	$ 29,236	$ 28,805
Net interest income	$ 13,288	$ 12,527	$ 11,879	$ 11,398	$ 11,236	$ 49,092	$ 42,788
Noninterest income	401	750	853	672	840	2,676	3,484
Less:
Gains (losses) on sales of securities	(207)	-	92	-	-	(115)	-
Gains on sale of foreclosed real estate	-	-	128	-	-	128	-
Adjusted operating revenue	$ 13,896	$ 13,277	$ 12,512	$ 12,070	$ 12,076	$ 51,755	$ 46,272

Efficiency ratio	55.6%	55.7%	57.1%	57.7%	62.4%	56.5%	62.3%

	For the Quarter Ended					For the Year Ended
Computation of Return on Average Tangible Common Equity	12/31/2016	09/30/2016	06/30/2016	03/31/2016	12/31/2015	12/31/2016	12/31/2015
Net Income Attributable to Common Shareholders	$ 3,323	$ 3,140	$ 2,896	$ 2,991	$ 2,575	$ 12,350	$ 8,905
Total average shareholders' equity	143,152	139,449	136,389	133,474	135,311	138,131	133,553
Less:
Goodwill	2,589	2,589	2,589	2,589	2,589	2,589	2,589
Other intangibles	501	532	572	612	652	501	652
Average tangible common equity	140,062	136,328	133,228	130,273	132,070	135,041	130,312

Annualized Return on Average Tangible Common Equity	9.44%	9.16%	8.74%	9.23%	7.74%	9.15%	6.83%

BANKWELL FINANCIAL GROUP, INC.
NET INTEREST MARGIN ANALYSIS ON A FULLY TAX EQUIVALENT BASIS
(Dollars in thousands)
	For the Quarter Ended
	December 31, 2016			December 31, 2015
	Average		Yield/	Average		Yield/
	Balance	Interest	Rate	Balance	Interest	Rate
Assets:
Cash and Fed funds sold	$ 70,313	$ 75	0.42%	$ 47,162	$ 36	0.31%
Securities (1)	93,375	725	3.11%	52,405	544	4.15%
Loans:
Commercial real estate	825,522	10,110	4.79%	687,447	8,358	4.76%
Residential real estate	180,294	1,603	3.56%	174,815	1,556	3.56%
Construction (2)	112,456	1,304	4.54%	89,338	996	4.36%
Commercial business	206,587	2,709	5.13%	170,954	2,224	5.09%
Home equity	14,193	154	4.31%	16,011	155	3.83%
Consumer	1,121	15	5.33%	1,943	24	4.98%
Acquired loans (net of mark)	573	15	10.10%	2,058	70	13.43%
Total loans	1,340,746	15,910	4.64%	1,142,566	13,383	4.58%
Federal Home Loan Bank stock	7,943	70	3.52%	6,640	57	3.45%
Total earning assets	1,512,377	$ 16,780	4.34%	1,248,773	$ 14,020	4.39%
Other assets	57,850			76,443
Total assets	$ 1,570,227			$ 1,325,216

Liabilities and shareholders' equity:
Interest-bearing liabilities:
NOW	$ 57,271	22	0.15%	$ 51,778	15	0.11%
Money market	331,623	504	0.60%	294,219	404	0.54%
Savings	77,428	100	0.52%	101,590	201	0.78%
Time	589,871	1,809	1.22%	434,976	1,156	1.05%
Total interest-bearing deposits	1,056,193	2,435	0.92%	882,563	1,776	0.80%
Borrowed Money	182,947	916	1.99%	145,015	896	2.45%
Total interest-bearing liabilities	1,239,140	$ 3,351	1.08%	1,027,578	$ 2,672	1.03%
Noninterest-bearing deposits	178,106			155,276
Other liabilities	9,829			7,051
Total liabilities	1,427,075			1,189,905
Shareholders' equity	143,152			135,311
Total liabilities and shareholders' equity	$ 1,570,227			$ 1,325,216
Net interest income (3)		$ 13,429			$ 11,348
Interest rate spread			3.26%			3.36%
Net interest margin (4)			3.55%			3.63%

(1)	Average balances and yields for securities are based on amortized cost.
(2)	Includes commercial and residential real estate construction.
(3)	The adjustment for securities and loans taxable equivalency amounted to $138 thousand and $112 thousand, respectively for the three months ended December 31, 2016, and 2015.
(4)	Net interest income as a percentage of earning assets.

BANKWELL FINANCIAL GROUP, INC.
NET INTEREST MARGIN ANALYSIS ON A FULLY TAX EQUIVALENT BASIS
(Dollars in thousands)

	For the Year Ended
	December 31, 2016			December 31, 2015
	Average		Yield/	Average		Yield/
	Balance	Interest	Rate	Balance	Interest	Rate
Assets:
Cash and Fed funds sold	$ 41,838	$ 173	0.41%	$ 39,632	$ 97	0.25%
Securities (1)	99,905	3,046	3.05%	59,009	2,243	3.80%
Loans:
Commercial real estate	772,100	36,496	4.65%	611,289	29,835	4.81%
Residential real estate	179,096	6,410	3.58%	174,527	6,282	3.60%
Construction (2)	100,611	4,602	4.50%	76,292	3,505	4.53%
Commercial business	185,523	9,791	5.19%	156,039	8,089	5.11%
Home equity	14,951	621	4.16%	17,163	649	3.78%
Consumer	1,560	81	5.17%	2,350	115	4.88%
Acquired loans (net of mark)	790	76	9.57%	2,672	225	8.42%
Total loans	1,254,631	58,077	4.55%	1,040,332	48,700	4.62%
Federal Home Loan Bank stock	7,366	255	3.46%	6,715	168	2.50%
Total earning assets	1,403,740	$ 61,551	4.31%	1,145,688	$ 51,208	4.41%
Other assets	54,580			60,191
Total assets	$ 1,458,320			$ 1,205,879

Liabilities and shareholders' equity:
Interest-bearing liabilities:
NOW	$ 56,123	109	0.19%	$ 55,696	62	0.11%
Money market	317,210	1,835	0.58%	263,900	1,411	0.53%
Savings	72,800	315	0.43%	96,841	693	0.72%
Time	524,237	6,039	1.15%	365,179	3,515	0.96%
Total interest-bearing deposits	970,370	8,298	0.86%	781,616	5,681	0.73%
Borrowed Money	164,450	3,598	2.19%	129,390	2,285	1.77%
Total interest-bearing liabilities	1,134,820	$ 11,896	1.05%	911,006	$ 7,966	0.87%
Noninterest-bearing deposits	172,098			154,950
Other liabilities	13,271			6,370
Total liabilities	1,320,189			1,072,326
Shareholders' equity	138,131			133,553
Total liabilities and shareholders' equity	$ 1,458,320			$ 1,205,879
Net interest income (3)		$ 49,655			$ 43,242
Interest rate spread			3.26%			3.54%
Net interest margin (4)			3.54%			3.77%

(1)	Average balances and yields for securities are based on amortized cost.
(2)	Includes commercial and residential real estate construction.
(3)	The adjustment for securities and loans taxable equivalency amounted to $557 thousand and $454 thousand, respectively for the year ended December 31, 2016, and 2015.
(4)	Net interest income as a percentage of earning assets.